Exhibit 99

September 2004

2004 Allscripts Healthcare Solutions

Safe Harbor

or be about available it, may uncertainties. affect forward-looking statements Forward-looking may results and currently Because Allscripts its that actual in risks combining involve expressed forward-looking by uncertainties Allscripts’ that beliefs and assumptions. and predict, results contain Solutions developed risks the may are the does from of it Healthcare all ones different For a more complete discussion of the risks, uncertainties presentation statements predict the statements. and assumptions that may affect Allscripts, see the Company’s 2003 Annual Report on Form 10-K, available at www.sec.gov. This Allscripts These information with Allscripts’ statements do not guarantee future performance. cannot control materially

2004 Allscripts Healthcare Solutions

What We Do & Who We Are . . .

We Provide Clinical Software, Connectivity & Information Solutions To Physicians

• MDRX) Employees (Nasdaq: Strength 340 Public Financial

• •

$123 Million in Cash Reserves $105 Million in 2004E Revenue Diversified/Multiple Revenue Streams The Leader in High Growth Markets

- -—-

Culture •

Fast Moving, Client-Focused and Innovative -

2004 Allscripts Healthcare Solutions

Allscripts Executive Management/Experience

Glen Tullman, Chairman & Chief Executive Officer •

• ‘94 to ‘83 Inc Inc. Systems, Services, Enterprise Information CEO CCC

• 1997; COO,

• August &

• AHS President

• Joined ‘97; to 44, ‘94

Bill Davis, Chief Financial Officer •

• Senior ‘02; to ‘99 ‘99 to from ‘91 LLP Corporation Lante of CFO PricewaterhouseCoopers 2002; Group,

• October

• AHS Technology Joined Manager, 36,

Lee Shapiro, President •

• SES President ‘86 ‘00; to to ‘80 ‘98 Ferrazzano Elliman-Beitler Barack, Douglas with law COO 2000; Practiced

• April ‘98;

• AHS to ‘86 Joined Properties 48,

Joe Carey, Chief Operating Officer •

• Senior ‘98; ‘99; to ‘97 to ‘98 Company Home &

• HBO

• Shopping Group, COO, ‘97 to & Management ‘93 President Inc 1999; Resource Systems,

• April the of AHS President Enterprise

• Joined

• 46, Vice President,

2004 Allscripts Healthcare Solutions

Our Vision

To Become an Indispensable Part of the Way Physicians Practice Medicine

Why? Physicians Control 80% of a $1.6 Trillion Annual Spend

2004 Allscripts Healthcare Solutions

Our Solutions

™

TouchScript.NET

2004 Allscripts Healthcare Solutions

Automation: EMR Market Opportunity

• “Tipped” Market Has Billion Market

• $5 The •

< 25% Penetration of Mid to Large Size Groups 50% of Groups Purchasing in Next 18 Months*

– –

• and mo.

• 18 grow to to 12 size next ‘04 deal the Q2 over in average $500,000 range expect million also $5 We to $3 approximately grow. in was to deals size deal continues individual Average Pipeline include •

What Changed? •

• Expensive Technology Less Trends ROI) Better, Adopt To Patient Are Willingness PBM, Measurable Technology Payors, (Proven, & Tools Physician’s Political, Results

• – –

Market has Crossed the Chasm

•source: PricewatershouseCoopers Study

2004 Allscripts Healthcare Solutions

Competitive Advantages Automation: TouchWorks EMR -

• Groups ROI Connections Large and and of Market 70% Adoption Solution to Rapid Return-On-Investment Our Ambulatory Access In Drives Role the Approach Sites Key Preferred Documented A Leading Alliance: Approach Independent, Reference Play & Physician-Centric IDX Modular Strong Partners Organizing

• • • • • •

2004 Allscripts Healthcare Solutions

Automation:
TouchWorks EMR - Results

TouchWorks™
Allscripts Healthcare Solutions

- Sales Growth In Excess of 52%
- Client Satisfaction: 96% Would Recommend TouchWorks
- Ranked #1 in KLAS, the "Consumer Reports' of Healthcare, for Ambulatory EMR
- Ranked #1 at TEPR Competition
- Microsoft HUG Top Physician of the Year
- Microsoft HUG Top Practice of the Year
- CUMC Saves $1,000,000 in First Year of TouchWorks Use

© 2004 Allscripts Healthcare Solutions
9
Allscripts
Healthcare Solutions

Results Automation: TouchWorks EMR -

$1.5 MM

$2.7 MM

$1.8 MM

$2.4 MM

$2.0 MM

$1.6 MM

$1.0 MM

$1.3 MM

$1.0 MM

218 Deals Worth $29.2 Million in 2003

2004 Allscripts Healthcare Solutions

Results Automation: TouchWorks EMR -

$1.5 MM

$2.7 MM

$1.8 MM

$2.4 MM

$2.0 MM

$1.6 MM

$1.0 MM

$1.3 MM

$1.0 MM

$1.0 MM

218 Deals Worth $29.2 Million in 2003

2004 Allscripts Healthcare Solutions

Automation:
e-Prescribing Market Opportunity

- 3 Billion Prescriptions/Year Written on Paper in the US
  - Less than 16 million prescriptions written electronically today. AHS processing approximately 50%
- Significant Backing from Payors
  - Federal government
  - Managed care
- Impact Proven and Understood
  - Increased use of generics, formulary compliance
  - Improvement on patient safety, IOM Study
- Entry point to broader opportunity
  - Upgrade to Full Suite: TouchWorks & Impact.EMR
  - Access to recurring transactions (approx. $1.5 million in 2004)

© 2004 Allscripts Healthcare Solutions
12
Allscripts Healthcare Solutions

Overview eRx -Automation: TouchScript.NET™

• with ConnectiCare solution Independent launched RxHub at Capgemini and Programs e-Rx to targeted recently Cisco, used Rx’s Wellpoint of Market, HP, Automation widely Volume version, for Most #1 .NET Physician Microsoft, Selected Physician

• • •

• the large nation’s over other by the of organizations) involvement majority a Shield months Blue 18 significant (including Cross to Expect Payors 12 Blue next

2004 Allscripts Healthcare Solutions

Opportunity

-

Information/Connectivity

The Opportunity •

• Billion/Year ~$250mm $15

• = Education Spend Product Marketing Online for Industry Market Pharma Current –

The Pharma Challenge •

• HVP’s Receptionist Time at 200,000 For End Minutes

• 2 Calls < Crunched Detail Last HVP’s Calls Educate/Influence = Pharma Detail = of of Goal Challenge 43% 50%

• – –

2004 Allscripts Healthcare Solutions

Results

Information/Communication: Physicians Interactive -

• Other and e-Detailing of Provider Pioneer/Leading Solutions Online

Blue Chip Client Base •

• Companies Device Medical Companies & Biotech Pharmaceutical 10 Pharmaceutical, Top of

• 39 8 –

More Programs Delivered •

• Countries 8 Brands in

• 90 Programs for Programs International 350 59 –

Significant Footprint with Physicians •

60,000 Unique Physician Participants in U.S. > 250,000 Educational Sessions Completed

– –

2004 Allscripts Healthcare Solutions

Results Medication: Allscripts Direct -

• Margin Centers Delivery Gross Health On-Site In Occupational Increases Employers Business in in Legacy Continued Strength Strength

• • •

2004 Allscripts Healthcare Solutions

Financial Overview: AHS Revenue Growth Expected to Continue

$120 $100 $80 $60 $40 $20 $0

2004 (E) 2003 2002 2001

Growth Segments Medication Distribution Segment

2004 Allscripts Healthcare Solutions

Financial Overview: Translating into Positive EPS Growth

$0.20 -$0.40

$0.07

2004 (E) 2003

2002

2004 Allscripts Healthcare Solutions

as of June 30, 2004 (in millions)

Financial Overview: Backlog

$52.3 Million

$50 $40 $30 $20 $10 $0

$7.0 $11.1 $10.6 $23.6

TW Maintainance/ Support PI TW/TS Subscriptions TW/AIC License/ Implementation Fees

2004 Allscripts Healthcare Solutions

as of June 30, 2004 (in millions)

Financial Overview: Financial Position

$54.7 $18.9 $39.5 $113.1

Total Assets Cash and Marketable Securities Accounts Receivable, Net Other Assets

$14.4 $12.4 $0.2 $27.0 $86.1 $113.1

Equity Total Liabilities Accounts Payable & Accrued Liabilities Deferred Revenue Equity Other Liabilities Stockholders’ Total Liabilities & Stockholders’

2004 Allscripts Healthcare Solutions

The Debt Offering

Convertible Senior Debentures $75 million (excludes greenshoe of $7.5 million) July 15, 2024 5 5, 10 and 15 Share repurchase and general corporate purposes 3.50% 40% NC – 130% of conversion price Securities Offered: Offering Proceeds: Maturity: Coupon: Premium: Call Feature: Put Option(s): Contingent Conversion Feature: Use of Proceeds:

• • • • • • • • •

2004 Allscripts Healthcare Solutions

Summary

• Markets Markets Growing Key Businesses in In All Advantage in Momentum Position Position Financial Leadership Sales Physician-Centric Competitive Strong Strong People

• • • • •

Line

Bottom

Well Positioned for Growth and Sustained Profitability

2004 Allscripts Healthcare Solutions

Allscripts Healthcare Solutions

2004 Allscripts Healthcare Solutions